UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2006
NASTECH PHARMACEUTICAL COMPANY INC.
(Exact name of registrant as specified in charter)

DELAWARE	0-13789	11-2658569
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3450 Monte Villa Parkway
Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)
425-908-3600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
PRESS RELEASE

Item 8.01 Other Events.
     On February 23, 2006, Nastech Pharmaceutical Company Inc. (the “Company”) issued a press release announcing the expansion of its RNAi therapeutics pipeline by initiating an RNAi therapeutics program targeting influenza and respiratory diseases and the acquisition of the RNAi intellectual property estate and other RNAi technologies of Galenea Corp., Cambridge, MA, which includes certain intellectual property licensed from the Massachusetts Institute of Technology (MIT) for the development of RNAi therapeutics against respiratory viral infections, including influenza, rhinovirus, and other respiratory diseases. Financial terms of the transaction were not disclosed. A copy of the Company’s press release is filed herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

99.1	Press Release of Nastech Pharmaceutical Company Inc. dated February 23, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nastech Pharmaceutical Company Inc. (Registrant)

By:	/s/ Steven C. Quay
	Name:	Steven C. Quay, MD, Ph.D.
	Title:	Chairman of the Board, President and CEO

Dated:
February 23, 2006
Exhibit Index

99.1	Press Release of Nastech Pharmaceutical Company Inc. dated February 23, 2006.